UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

[REGISTRANT] PNC Funds PNC Advantage Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[August 19], 2016

PNC Funds

PNC Advantage Funds

Dear Shareholder:

I am writing to you about a series of important proposals relating to PNC Funds and PNC Advantage Funds (together, the “Trusts”) and each of their series (each, a “Fund” and collectively, the “Funds”).  This joint proxy statement asks you to consider and vote on the following two proposals: (1) to elect eight trustees of the Trusts (the “Board”), including two nominees who are not currently trustees of the Trusts; and (2) to amend certain Funds’ “fundamental” investment restriction on lending.  The accompanying Proxy Statement contains more information about the proposals referred to above.

A joint special meeting of shareholders (the “Meeting”) of the Funds has been scheduled for October 5, 2016 to vote on these matters.  If you are a shareholder of record of any of the Funds as of the close of business on July 29, 2016, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on proposals for the Funds, as noted above.  For the reasons discussed in the enclosed materials, the Board recommends that you vote “FOR” all proposals.

You can vote in one of four ways:

• Over the Internet, through the website listed on the proxy card,

• By telephone, using the toll-free number listed on the proxy card,

• By mail, using the enclosed proxy card — be sure to sign, date and promptly return the proxy card in the enclosed postage-paid envelope, or

• In person at the shareholder meeting on October 5, 2016.

We encourage you to vote over the Internet or by telephone using the toll-free number that appears on your proxy card.

Your vote is extremely important, no matter how many shares you own.  Shareholder meetings of the Funds do not occur often, so we ask that you take the time to carefully consider and vote on these important proposals.  Please read the enclosed information carefully before voting.  If you have questions, please contact the Funds by calling PNC Funds toll-free at 1-800-622-3863 or PNC Advantage Funds toll-free at 1-800-364-4890, or Broadridge Financial Solutions, Inc. (the “Solicitor”), the Fund’s proxy solicitor, toll-free at 1-855-976-3331.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

By Order of the Boards of Trustees

Jennifer E. Spratley

President

PNC Funds

PNC Advantage Funds

[August 19], 2016

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

QUESTIONS AND ANSWERS ABOUT THE JOINT SPECIAL

MEETING AND THE PROXY STATEMENT

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials.  For this reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders (“Proxy Statement”).

Q.                                    WHY ARE THE FUNDS HOLDING A SPECIAL MEETING?

A.                                    The Boards of Trustees of the Trusts (the “Board” or the “Trustees”) are asking shareholders to (i) elect Trustees to the Board (“Proposal 1”) and (ii) amend certain Funds’ “fundamental” investment restriction on lending (“Proposal 2”).

Q.                                    WHEN IS THE MEETING?

A.                                    The enclosed proxy is being solicited for use at the joint special meeting of shareholders of the Funds to be held on October 5, 2016 (the “Meeting”) at 1 East Pratt Street, 5th Floor, Baltimore, MD 21201, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Joint Special Meeting of Shareholders.

Q.                                    WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A.                                    Proposal 1 is relevant to all of the Funds and Proposal 2 is relevant to each Fund listed in Appendix D of the Proxy Statement, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds.  Shares of all of the Funds will vote in the aggregate and not separately by Fund with respect to Proposal 1 (election of Trustees).  Shares of the respective Funds will vote separately by Fund with respect to Proposal 2 (amendment of the fundamental investment restriction on lending).  An unfavorable vote by the shareholders of one Fund on Proposal 2 will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of such other Fund.

Q.                                    WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A.                                    With respect to Proposal 1, the election of Trustees, an affirmative vote of the holders of a plurality of the Trusts shares present at the meeting in person or by proxy is required to elect each individual nominated as a Trustee.  Proposal 1 will be voted on by all shareholders of the Trusts.

With respect to Proposal 2, each Fund listed in Appendix D of the Proxy Statement will vote separately on a Fund-by-Fund basis.  With respect to a particular Fund, the proposal must be approved by a vote of a majority of the outstanding voting securities of that Fund.  The vote of a majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more

i

than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.                                    WILL MY VOTE MAKE A DIFFERENCE?

A.                                    Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s).  Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.                                    IF I AM A SMALL INVESTOR, WHY SHOULD I VOTE?

A.                                    You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to move forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and approval of each proposal and generate unnecessary costs.

Q.                                    HOW DO I PLACE MY VOTE?

A.                                    You may provide a Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Solicitor, toll-free at 1-855-976-3331.

Q.                                    WHOM DO I CALL IF I HAVE QUESTIONS?

A.                                    We will be happy to answer your questions about this proxy solicitation. If you have any questions, please contact the Funds by calling PNC Funds toll-free at 1-800-622-3863 or PNC Advantage Funds toll-free at 1-800-364-4890, or the Solicitor, toll-free at 1-855-976-3331.

QUESTIONS AND ANSWERS RELATED TO PROPOSAL 1

Q.                                    WHAT IS PROPOSAL 1 ABOUT?

A.                                    This proposal relates to the election of trustees (each, a “Nominee”) to the Board.  As part of the Board’s succession planning efforts to ensure continuity in the oversight of the Funds and the Board’s continuing discharge of its fiduciary duties to the Funds on a long-term basis, the Board has determined to increase the number of Trustees to eight.  The Board currently consists of six Trustees.  You are, therefore, being asked to elect the six incumbent Nominees and two new Nominees to the Board.  The incumbent Nominees are Dorothy A. Berry, John G. Drosdick, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, M.D., and Stephen M. Todd.  The new Nominees are Maryann Bruce and Mark Hancock.

Q.                                    WHO ARE THE NOMINEES TO THE BOARD?

A.                                    There are eight nominees, six incumbent Trustees who currently serve as Trustees and two new Nominees for Trustee.  Information on each of the nominees is provided in the Proxy Statement.

Q.                                    WHO WILL LEAD THE BOARD?

A.                                    John G. Drosdick, who has served as the Chairman of the Board since June 2011, will continue in such capacity.  Mr. Drosdick is not an “interested person” of either of the Trusts as defined in the 1940 Act (an “Independent Trustee”).

Q.                                    HOW WILL THE ELECTION OF NOMINEES AFFECT MANAGEMENT OF THE FUNDS?

A.                                    Although, if elected, your Board will have new Trustees, the investment adviser to the Funds, PNC Capital Advisors, LLC (“Adviser”), will not change.  Proposal 1 is not intended to impact the investment policies, strategies and risks of any of the Funds, and the composition of the Funds’ portfolios should not change as a result of the election of Trustees.

Q.                                    HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A.                                    After careful consideration, the Board unanimously recommends that you vote FOR Proposal 1.

QUESTIONS AND ANSWERS RELATED TO PROPOSAL 2

Q.                                    WHAT IS PROPOSAL 2 ABOUT?

A.                                    This proposal relates to the proposed amendment of the “fundamental” investment restriction on lending of each Fund listed in Appendix D of the Proxy Statement.  The proposed changes are intended to update each Fund’s fundamental investment restriction on lending, while continuing to satisfy the requirements of the 1940 Act, as amended, and the rules and regulations thereunder, and are not intended to modify any applicable fiduciary standards. Each Trust applied for and received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Funds to lend money to, and borrow money from, each other for temporary purposes (the “Exemptive Relief”). The proposed changes are meant to permit these Funds the broadest ability to rely on the Exemptive Relief. Adoption of the proposed fundamental investment restriction will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders.

Q.                                    HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A.                                    After careful consideration, the Board unanimously recommends that you vote FOR Proposal 2.

Prompt voting is requested.

PNC FUNDS

PNC ADVANTAGE FUNDS

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 5, 2016

Notice is hereby given that a joint special meeting of shareholders (the “Meeting”) of PNC Funds and PNC Advantage Funds (together, the “Trusts”) and each of their series (each, a “Fund” and collectively, the “Funds”) will be held at 1 East Pratt Street, 5th Floor, Baltimore, MD 21201 on October 5, 2016 for the purposes listed below.

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees.	All Funds will vote together on a Trust-level basis.
2. Amendment of “fundamental” investment restriction on lending of each Fund listed in Appendix D of Proxy Statement.	Each Fund will vote separately on a Fund-by-Fund basis.
3. Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	All Funds.

After careful consideration, the board of trustees of the Trusts (the “Board” or the “Trustees”) unanimously recommend that shareholders vote “FOR” all proposals.

Shareholders of record at the close of business on July 29, 2016 are entitled to notice of, and to vote at, the Meeting, even if shareholders no longer own shares.

We call your attention to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.  Please contact the Funds by calling PNC Funds toll-free at 1-800-622-3863 or PNC Advantage Funds toll-free at 1-800-364-4890, or the Solicitor, toll-free at 1-855-976-3331.

By Order of the Board of Trustees,

Jennifer E. Spratley

President

PNC Funds

PNC Advantage Funds

[August 19], 2016

v

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE MEETING TO BE HELD ON OCTOBER 5, 2016

This Proxy Statement and the accompanying Notice of Joint Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about each Fund in such Fund’s annual report, dated May 31, 2015 and in such Fund’s semi-annual report, dated November 30, 2015. You can obtain copies of these reports without charge by writing to PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, Maryland 21202, or by calling PNC Funds toll-free at 1-800-622-3863 or PNC Advantage Funds toll-free at 1-800-364-4890 or on the Funds’ website pncfunds.com.

Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States. It is important that your proxy card be returned promptly.

For your convenience, you may also vote by telephone or over the Internet by following the instructions on the proxy card. If you vote by telephone or over the Internet, please do not return your proxy card unless you elect to change your vote.

PNC FUNDS

PNC ADVANTAGE FUNDS

One East Pratt Street, 5th Floor

Baltimore, Maryland 21202

(EACH A “TRUST” AND TOGETHER, THE “TRUSTS”)

PNC EQUITY FUNDS	PNC TARGET DATE FUNDS
PNC Balanced Allocation Fund	PNC Retirement Income Fund
PNC International Equity Fund	PNC Target 2020 Fund
PNC International Growth Fund	PNC Target 2030 Fund
PNC Large Cap Core Fund	PNC Target 2040 Fund
PNC Large Cap Growth Fund	PNC Target 2050 Fund
PNC Large Cap Value Fund
PNC Mid Cap Fund	PNC INDEX FUNDS
PNC Multi-Factor Small Cap Core Fund	PNC S&P 500 Index Fund
PNC Multi-Factor Small Cap Growth Fund	PNC Mid Cap Index Fund
PNC Multi-Factor Small Cap Value Fund	PNC Small Cap Index Fund
PNC Small Cap Fund
PNC ADVANTAGE FUNDS
PNC FIXED INCOME FUNDS	PNC Advantage Institutional Treasury
PNC Bond Fund	Money Market Fund
PNC Government Mortgage Fund
PNC High Yield Bond Fund
PNC Intermediate Bond Fund
PNC Limited Maturity Bond Fund
PNC Total Return Advantage Fund
PNC Ultra Short Bond Fund

PNC TAX EXEMPT BOND FUNDS
PNC Intermediate Tax Exempt Bond Fund
PNC Maryland Tax Exempt Bond Fund
PNC Ohio Intermediate Tax Exempt Bond Fund
PNC Tax Exempt Limited Maturity Bond Fund

PNC MONEY MARKET FUNDS
PNC Government Money Market Fund
PNC Treasury Money Market Fund

(each a “Fund” and collectively, the “Funds”)

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Trusts (the “Board” or the “Trustees”) for use at the Special Meeting of Shareholders of each Fund of the Trusts (the “Meeting”) to be held on October 5, 2016 at 11:00 a.m. Eastern Time at 1 East Pratt Street, 5th Floor, Baltimore, MD 21201.  This Proxy Statement and the accompanying notice and the proxy card were mailed to shareholders on or about [August 19], 2016.  The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds.  The close of business on July 29, 2016 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof unless the adjournment is for more than sixty days after the date of the original meeting.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on the Record Date.  See Appendix A for the table displaying the net asset value and total outstanding shares of each Fund as of the Record date.

All proxies solicited by the Board that are properly executed and received by the Trusts’ Secretary before the Meeting will be voted at the Meeting in accordance with the shareholders’ instructions.  A shareholder may revoke the accompanying proxy at any time before the vote by notifying the respective Trust of revocation in writing, delivering to the Secretary a duly executed proxy bearing a later date, or attending the Meeting in person, requesting return of any previously-delivered proxy and voting by ballot at the Meeting.  If no instruction is given on a signed and returned proxy, it will be voted “FOR” each proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the meeting.

The presence in person or by proxy of shareholders of each Trust holding a majority of the total number of votes eligible to be cast by all shareholders of each Trust as of the Record Date constitutes a quorum.  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trusts as inspectors of election for the Meeting.  The inspectors will count the total number of votes cast “FOR” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast.  For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposals.

The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting.  If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

YOU MAY OBTAIN A COPY, WITHOUT CAUSE, OF EACH TRUST’S ANNUAL REPORT DATED MAY 31, 2015 OR SEMI-ANNUAL REPORT DATED NOVEMBER 30, 2015 BY WRITING TO PNC CAPITAL ADVISORS, LLC, ONE EAST PRATT STREET, 5TH FLOOR, BALTIMORE, MARYLAND 21202, OR BY CALLING PNC FUNDS TOLL-FREE AT 1-800-622-3863 AND BY CALLING PNC ADVANTAGE FUNDS TOLL-FREE AT 1-800-364-4890 OR ON THE FUNDS’ WEBSITE PNCFUNDS.COM. THESE REPORTS HAVE BEEN PREVIOUSLY MAILED TO SHAREHOLDERS.

TABLE OF CONTENTS

OVERVIEW OF THE PROPOSALS	1
Proposal 1 Election of Trustees
Proposal 2 Approval of Amendment of Fundamental Investment Restriction on Lending
PROPOSAL 1 – ELECTION OF TRUSTEES	2
Information About the Board and the Nominees
Principal Officers of the Trusts
Nominee Ownership of Fund Shares
Certain Interests of Independent Trustees
Board Compensation
Board of Trustees and Committees
PROPOSAL 2 – APPROVAL OF THE AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION ON LENDING	13
OTHER BUSINESS	17
ADDITIONAL INFORMATION	17
Investment Adviser and Investment Subadvisor
Principal Underwriter
Co-Administrators
Independent Registered Public Accounting Firm
Other Information
Voting Information
Shareholder Proposals

x

APPENDICES

Appendix A: Outstanding Shares	A-1

Appendix B: Record or Beneficial Ownership	B-1

Appendix C: Nominating Committee Charter	C-1

Appendix D: Funds Proposing to Amend Fundamental Investment Policy on Lending	D-1

OVERVIEW OF THE PROPOSALS

Proposal 1

Election of Trustees

As some Trustees are approaching the age of retirement, the Board believes that it is important to the Board’s continuing discharge of its fiduciary duties to the Trusts in the long-term to have a new Trustee’s term overlap with that of incumbent Trustees.  The Trustees have adopted a retirement policy in which each will retire at the calendar-year end in the year in which he or she reaches the age of 75 years old.  The Board’s succession planning efforts are meant to ensure continuity in the oversight of the Trusts.  The Board currently consists of six Trustees.  You are, therefore, being asked to elect the six incumbent Nominees and two new Nominees to the Board.  The incumbent Nominees are Dorothy A. Berry, John G. Drosdick, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, M.D., and Stephen M. Todd.  The new Nominees are Maryann Bruce and Mark Hancock.  As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” the election of each nominee.

Proposal 2

Approval of Amendment of Fundamental Investment Restriction on Lending

You are being asked to approve the amendment of those Funds’, as listed on Appendix D, “fundamental” investment restriction on lending. The proposed changes are intended to update the Funds’ fundamental investment restriction on lending, while continuing to fully satisfy the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, and are not intended to modify any applicable fiduciary standards.  The Trusts applied for and received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Funds to lend money to, and borrow money from, each other for temporary purposes (the “Exemptive Relief”).  The amendment would permit each Fund listed in Appendix D the broadest ability to rely on the Exemptive Relief. Adoption of the proposed fundamental investment restriction on lending will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders.  As to Proposal 2, the shareholders of each Fund will vote separately on a Fund-by-Fund basis.  Therefore, should the change to the fundamental investment restriction on lending not be approved for a Fund, such Fund’s current fundamental investment restriction would continue to apply.  As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

The Board unanimously recommends that shareholders vote “FOR” the election of each nominee and “FOR” the approval of the changes to each Fund’s fundamental investment restriction on lending.

PROPOSAL 1 — ELECTION OF TRUSTEES

This proposal relates to the election of trustees (each, a “Nominee”) to the Board.  As part of the Board’s succession planning efforts to ensure continuity in the oversight of the Funds and the Board’s continuing discharge of its fiduciary duties to the Funds on a long-term basis, the Board has determined to increase the number of Trustees to eight.  The Board currently consists of six Trustees.  The Board has proposed the following eight Nominees for election by shareholders.  None of the Nominees is affiliated with the Adviser or its affiliates and none of the Trustees is an “interested person” of the Trusts as defined under Section 2(a)(19) of the 1940 Act.  The incumbent Nominees are Dorothy A. Berry, John G. Drosdick, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, M.D., and Stephen M. Todd (collectively, the “Incumbent Trustee Nominees”).  The new Nominees are Maryann Bruce and Mark Hancock (together, the “New Trustee Nominees”).  Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee.  Certain biographical and other information relating to the Nominees, including each of the Nominee’s name and age, their principal occupations during the past five years and certain of their other affiliations are set forth below. All eight of the Nominees are expected to be Independent Trustees (meaning that they would not be considered “interested persons” of either Trust as defined in the 1940 Act).  On June 9, 2016, the Trusts’ Nominating Committee (described below) presented their recommended nominees to the Trustees, and the Trustees selected and nominated the Incumbent Trustee Nominees and the New Trustee Nominees, and on June 9, 2016, the Board voted to submit the Incumbent Trustee Nominees and the New Trustee Nominees to a vote of shareholders of the Trusts.  The Board knows of no reason why any of these Nominees would be unable to serve.

Information About the Board and the Nominees

The Board provides broad supervision over the affairs of the Trusts and the Funds.  The Board has two standing committees, the Audit Committee and the Nominating Committee, each comprised of all of the Trustees, to which the Board has delegated certain authority and oversight responsibility.  The Board’s role in management of the Trusts is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis.

There are thirty-two funds in the PNC Funds Trust and one fund in the PNC Advantage Trust, all of which are overseen by the Board (and would be overseen by all Nominees, if elected).

Name, Address(1), Age and Date of Birth	Position Held With the Trusts and Term of Office (2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer
Dorothy A. Berry Age: 72 Date of Birth: 9/12/43	Trustee since April 2006.	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012. Chairman, Independent Directors Council, 2010-2011.	2 registered investment companies consisting of 33 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
John G. Drosdick Age: 72 Date of Birth: 8/9/43	Trustee since November 2010; Chairman of the Board and Nominating Committee since June 2011.	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 1996-2008.	2 registered investment companies consisting of 33 portfolios

Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013; Director, Triumph Group, Inc. (aerospace manufacturer); Director, Lincoln Financial Corporation (financial services) until 2005.

Dale C. LaPorte Age: 74 Date of Birth: 1/04/42	Trustee since April 2005.

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), 2005-2008; Partner, 1974-2005 and Chairman of Executive Committee, 2000-2004, of Calfee, Halter & Griswold LLP (law firm).

			2 registered investment companies consisting of 33 portfolios	Director, Invacare Corporation; Trustee, Allegiant Funds until 2010.

L. White Matthews, III Age: 70 Date of Birth: 10/5/45	Trustee since February 2010; Chairman of the Audit Committee from June 2011 to February 2012.

Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of (privately held) Constar International Inc. (bottles and packaging manufacturer), 2009-2014; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003- 2007.

2 registered investment companies consisting of 33 portfolios

Director, Hyla, Inc. (cellphone recycler); Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director (since 2003) and Chairman of the Board (since 2011) of (publicly traded) Imation Corp. (data storage) until May 2015; Director, PNC Funds, Inc. until 2010.

Edward D. Miller, Jr. M.D. Age: 73 Date of Birth: 2/1/43	Trustee since February 2010.	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997- June 2012.	2 registered investment companies consisting of 33 portfolios

Director, Care Fusion (healthcare devices); Director, EnGenelC Ltd. (biopharmaceuticals) since January 2016; Director, NantHealth, Inc. (healthcare solutions) since January 2016; Director, PNC Funds, Inc. until 2010.

Stephen M. Todd Age: 68 Date of Birth: 4/24/48	Trustee since November 2011; Chairman of the Audit Committee since February 2012.	Retired; Global Vice Chairman, Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003-2010.	2 registered investment companies consisting of 33 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

Maryann Bruce Age: 56 Date of Birth: 4/1/1960	Trustee Nominee

President, Turnberg Advisory Group (consulting), 2007-Present; President, Aquila Distributors, Inc., Aquila Investment Management LLC, 2008-2010; President, Evergreen Investments Services, Inc., Evergreen Investments, 1999-2007; President and Chief Executive Officer, Allstate Financial Distributors, Inc., 1998-1999.

None

Director, MBIA, Inc. (insurance) since June 2012; Chairman and Director, Atlanta Life Financial Group (financial services) until May 2016; Director, Allianz Global Investors Fund Management LLC (investment management) until March 2016.

Mark Hancock Age: 48 Date of Birth: 2/5/1968	Trustee Nominee	Retired; Managing Director, Goldman Sachs & Co. (asset management), 2008-2015.	None	None

(1)           Each Nominee can be contacted by writing to PNC Funds or PNC Advantage Funds, c/o PNC Capital Advisers, LLC, One East Pratt Street, 5th Floor, Baltimore, Maryland 21202, Attention: Thomas R. Rus.

(2)           Each Trustee, once elected, holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

The summaries in the tables above relating to the principal occupations during the past five years and certain other affiliations of the Nominees are furnished in response to requirements imposed by the SEC, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.  The Board believes that the significance of each Nominee’s experience and qualifications is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Nominee, or particular factor, being indicative of Board effectiveness.  However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with each Trust’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  The Board believes that each of the Nominees has these abilities.  Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee.  In addition, the Incumbent Trustee Nominees have significant experience advising funds and as fund board members.  The Board evaluates its performance on an annual basis.

If the Nominees are elected, John G. Drosdick would remain Chairman of the Board of Trustees of each Trust.

Principal Officers of the Trusts

Any officers of the Trust shall be appointed by the Board, or to the extent permitted by the Board, the President and each shall serve at the pleasure of the Board, or to the extent permitted by the Board, at the pleasure of the President, subject to the rights, if any, of an officer under any contract of employment. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Board, by the President. Any officer may resign at any time by giving written notice to the Trust. Such resignation shall take effect upon receipt unless specified to be effective at some later time and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party. The following table lists the name, address, age and date of birth, position held with the Trusts and term of office, and principal occupations during the past five years or longer of each officer of the Trusts.  The business address of each officer is One East Pratt Street, 5th Floor, Baltimore, Maryland 21202.  No changes to the officers of the Trusts are being proposed.

Name, Address Age and Date of Birth	Position Held with the Trusts and Term of Office	Principal Occupation(s) During Past 5 Years or Longer
Jennifer E. Spratley One East Pratt Street, 5th Floor, Baltimore, MD 21202 Date of Birth: 2/13/69 Age: 47	President since June 2014 (formerly Vice President from March 2010 to June 2014)

Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007- September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005-2007; Fund Accounting Director, SEI Investments Global Funds Services 1999-2007.

Michael Nanosky 1900 East 9th Street, 15th Floor, Cleveland, OH 44114 Date of Birth: 6/30/66 Age: 50	Chief Compliance Officer since December 2014

Chief Compliance Officer, PNC Funds since 2014; Vice President, Head of Compliance Testing and Monitoring, PNC Capital Advisors, LLC, 2010-2014; Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc., 2010-2011; Chief Compliance Officer, CITI Fund Services, 2008-2010.

John F. Kernan 1900 East 9th Street, 14th Floor, Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 50	Vice President since June 2016; Treasurer since May 2008 (formerly Assistant Treasurer from February 2005 to May 2008)

Managing Director and Director of Financial Fund Administration, PNC Capital Advisors, LLC since July 2004; Senior Vice President, National City Bank, 2004-2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998-2004.

Thomas R. Rus One East Pratt Street, 5th Floor, Baltimore, MD 21202 Date of Birth: 10/11/1959 Age: 56	Secretary since February 2015

Director of Regulatory Fund Administration, PNC Capital Advisors, LLC since February 2015; Chief Compliance Officer, Institutional Shareholder Services Inc. 2014 -2015; Chief Compliance Officer, Kroll Bond Rating Agency, Inc. 2010-2014; Chief Compliance Officer and Assistant Secretary, MTB Investment Advisors, Inc. and MTB Funds, 2003-2010.

Nominee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Nominee, including all current Trustees, in the PNC Funds and PNC Advantage Funds fund family (the “Fund Complex”) in the aggregate as of May 31, 2016.

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Portfolios of the Fund Complex Overseen by Trustee
Dorothy A. Berry Government Mortgage Fund International Equity Fund Mid Cap Fund Small Cap Fund Total Return Advantage Fund	$50,001-100,000 $10,001-50,000 $10,001-50,000 $50,001-100,000* $50,001-100,000*	Over $100,000
Maryann Bruce	None	None
John G. Drosdick International Equity Fund Small Cap Fund Mid Cap Fund Large Cap Growth Fund Multi-Factor Small Cap Core Fund	$10,001-50,000 $50,001-100,000 $10,001-50,000 $50,001-100,000 $50,001-100,000	Over $100,000
Mark Hancock	None	None
Dale C. LaPorte International Equity Fund Large Cap Growth Fund Small Cap Fund Total Return Advantage Fund	Over $100,000* Over $100,000* Over $100,000* $1-10,000*	Over $100,000
L. White Matthews, III International Equity Fund Small Cap Fund	$10,001-50,000 $10,001-50,000	$50,001-100,000
Edward D. Miller, M.D. International Equity Fund Small Cap Fund	Over $100,000* Over $100,000*	Over $100,000
Stephen M. Todd International Equity Fund Small Cap Fund	$50,001-100,000 Over $100,000	Over $100,000

* Dollar amounts include ownership interest held by Trustees through deferred compensation plan.

As of May 31, 2016, the Trustees and officers of the Trusts as a group owned beneficially less than 1% of each class of the outstanding shares of each of the portfolios of the Fund Complex and less than 1% of the outstanding shares, in the aggregate, of all of the portfolios of the Fund Complex.

Certain Interests of Independent Trustees

A number of Independent Trustees serve on the boards of other companies that are not affiliated with the Trusts or the Adviser. Those companies may, from time to time, engage in non-routine banking transactions with PNC Bank. The Independent Trustees have no personal interest in the transactions and may only be aware of them in their capacity as board members of such companies. The general nature of the transactions is described briefly below.

PNC Bank participates in a lending syndicate that extends a line of credit, in the ordinary course of business, to Invacare Corporation (“Invacare”), a company of which Mr. LaPorte is a director. As of December 31, 2015, PNC Bank’s total obligation as part of the syndicate is limited to 36% of the total value of the line of credit extended to Invacare. As of December 31, 2015, the PNC Bank portion of the balance outstanding was $0. In addition, Invacare utilizes PNC Bank for certain treasury management and capital markets services, for which the bank receives customary fees and expenses.

[Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank participated in a syndicate that provided a credit facility to U.S. Steel which expired on July 20, 2016. The amount of the credit facility as of December 31, 2014 was $875 million and was increased to $1.5 billion in July 2015. As of the end of 2014, PNC Bank was responsible for $60 million under this credit facility, but this amount increased to $90 million in July 2015. There was a $0 balance outstanding as of December 31, 2014. In addition, as of December 31, 2014, PNC Bank was responsible for $300 million of a $625 million purchase commitment under a Receivables Purchase Agreement with a $0 total balance outstanding as of December 31, 2014. However, in July 2015, this Agreement was terminated and PNC’s commitment related to that facility ended. U.S. Steel engages in various commercial and/or investment banking activities (including short-term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses. In addition, Mr. Drosdick serves as a director for Triumph Group, Inc. (“Triumph Group”). PNC Bank is the lead bank in a syndicate that, as of December 31, 2014, provided a $1 billion credit facility to Triumph Group. As of December 31, 2014, PNC Bank was responsible for $114 million under the credit facility. There was a $212.0 million balance as of December 31, 2014. PNC Bank is further responsible for $41.0 million of a $375 million term loan to Triumph Group with $360.9 million outstanding as of December 31, 2014 and $225.0 million of purchase commitments under a Receivables Purchase Agreement with $98.1 million outstanding as of December 31, 2014.]

Board Compensation

Board compensation for each of the Trustees includes compensation for their service as a Trustee to each Trust.  Board compensation fees are paid quarterly in arrears and are allocated to the Trusts based on their average daily net assets.  Effective January 1, 2016, each Trustee receives an annual consolidated fee of $79,000 plus $7,250 for each quarterly Board meeting and such amount, up to a maximum of $3,250, as may be determined for attendance at special Board meetings convened as necessary, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $10,000 per year for their services in these capacities. Prior to January 1, 2016, each Trustee received an annual fee of $76,000 plus $7,250 for each Board meeting attended in person and such amount, up to a maximum of $3,250, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  The Chairman of the Board received an additional fee of $25,000 per year, and the Chairman of the Audit Committee received an additional fee of $6,000 per year for their services in these capacities.  No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent of subsidiary thereof, who serves as an officer, Trustee, or employee of the Trusts receives any compensation from the Trusts.

The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by either Trust in the shares of one or more portfolios of the particular Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments.  Distributions are generally of equal installments over a period of 2 to 15 years.  The Plan will remain unfunded for federal income tax purposes under the Code.  Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trusts to retain any Trustee or pay any particular level of compensation.

The table below summarizes the compensation for each of the Incumbent Trustee Nominees of the Trusts for the fiscal year ended May 31, 2016.

Name of Person, Position*	Aggregate Compensation from PNC Funds		Aggregate Compensation from PNC Advantage Funds		Pension or Retirement Benefits Accrued as Part of PNC Funds’ Expense	Pension or Retirement Benefits Accrued as Part of PNC Advantage Funds’ Expense	Total Compensation from Fund Complex
Dorothy A. Berry, Trustee	$100,906.40	(1)	$6,593.60	(1)	$0	$0	$107,500.00
Dale C. LaPorte, Trustee	$100,906.40	(1)	$6,593.60	(1)	$0	$0	$107,500.00
L. White Matthews, III Trustee	$100,906.40		$6,593.60		$0	$0	$107,500.00
Edward D. Miller, M.D. Trustee	$100,906.40	(1)	$6,593.60	(1)	$0	$0	$107,500.00
John G. Drosdick, Chairman of the Board and Trustee	$124,373.00		$8,127.00		$0	$0	$132,500.00
Stephen M. Todd, Chairman of the Audit Committee and Trustee	$110,293.04		$7,206.96		$0	$0	$117,500.00

(1)         This amount includes the total amount of deferred compensation accrued during the fiscal year ended May 31, 2016. As of May 31, 2016, total deferred compensation payable from the Fund Complex to Ms. Berry and Messrs. Miller and LaPorte amounted to $132,643.42, $607,636.60 and $684,494.95, respectively.

*                 New Trustee Nominees are not included in this table as they received no compensation from the Trusts as of May 31, 2016.

Board of Trustees and Committees

Each Trust’s Board has formed two committees: an Audit Committee and a Nominating Committee.  Each Committee is composed of each Trust’s six Trustees: Dorothy A. Berry, John G. Drosdick, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, M.D. and Stephen M. Todd.

The Audit Committee generally oversees the Trusts’ accounting and financial reporting process.  Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trusts’ Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trusts’ internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trusts’ financial statements.  The Chairman of the Audit Committee is Stephen M. Todd, and Ms. Berry along with Messrs. Matthews and Todd serve as the Audit Committee Financial Experts.  The Audit Committee was established on May 22, 2003 and held five formal meetings during the last fiscal year ended May 31, 2016.

The function of the Nominating Committee is to identify qualified candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members, as described below.  The Committee may also solicit recommendations from current and former Trustees, management or others who may be familiar with qualified candidates.  The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates.  In considering candidates for a Trustee nominee, the Committee shall give due consideration to the overall Board balance of diversity of skills, perspectives, backgrounds and experiences.  The Chairman of the Nominating Committee is John G. Drosdick.  The Nominating Committee was established on February 19, 2004 and held no formal meetings during the last fiscal year ended May 31, 2016.

The Nominating Committee shall accept and review shareholder nominations for Trustees who are not “interested persons” of the Trusts as defined under Section 2(a)(19) of the 1940 Act.  The Nominating Committee will evaluate the nominees’ qualifications for Board membership and their independence from the Trusts’ investment adviser and other principal service providers.  Specific qualifications will be based on the needs of the Board at the time of the nomination.  A shareholder nomination for Trustee may be submitted to the Trusts by sending the nomination to the Trusts’ Secretary at One East Pratt Street, 5th Floor, Baltimore, MD 21202 with the following information:

•                  Shareholder’s name, the Fund name and number of fund shares owned and length of period held;

•                  Name, age and address of a candidate;

•                  A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•                  Number of fund shares owned by the candidate and length of time held;

•                  A supporting statement which (i) describes the candidate’s reasons for seeking election to the Board and (ii) documents his/her ability to satisfy the director qualifications described in the Board’s policy; and

•                  A signed statement from the candidate confirming his/her willingness to serve on the Board.

The Secretary will submit all shareholder nominations for a Trustee to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Board recommendation on Proposal 1

The Trustees unanimously recommend that shareholders of the Funds vote “FOR”
the election of each Nominee.

PROPOSAL 2 — APPROVAL OF AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION ON LENDING

As described in the following proposal, the Trustees also recommend that the shareholders of those Funds listed in Appendix D (each a “InterFund Loan Fund,” and collectively, the “InterFund Loan Funds”) approve a revision to each such Fund’s fundamental investment restriction on lending.  The proposed change is intended to update the InterFund Loan Funds’ fundamental investment restriction on lending, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder, and is not intended to modify any applicable fiduciary standards. As discussed in more detail below, the Trusts applied for and received Exemptive Relief from the SEC that permits the Funds to lend money to, and borrow money from, each other for temporary purposes. The proposed amendment to the fundamental investment restriction would permit each InterFund Loan Fund the broadest ability to rely on the Exemptive Relief. Adoption of the proposed fundamental investment restriction will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders.  The shareholders of each InterFund Loan Fund will vote separately with respect to Proposal 2 on a Fund-by-Fund basis.

The 1940 Act requires registered investment companies like the InterFund Loan Funds to adopt “fundamental” investment restrictions governing certain of their investment practices.  Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.”  The following chart sets forth the existing and proposed fundamental investment restriction on lending of each InterFund Loan Fund.

Existing Fundamental Investment Restriction for InterFund Loan Funds	Proposed Fundamental Investment Restriction for InterFund Loan Funds

No Fund may:

Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets. Each of PNC Maryland Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund may invest in debt obligations and private placements in accordance with their investment objectives and policies.

Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Background

As noted above, the 1940 Act requires registered investment companies like the Funds to adopt “fundamental” investment restrictions governing certain of their investment practices.  Under the 1940 Act, a “fundamental” policy of a Fund cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund.  A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Funds have applied and received an exemptive order from the SEC that permits the Funds to lend money and borrow money for temporary purposes directly to and from another Fund (each, an “InterFund Loan”) pursuant to a master interfund lending agreement (the “InterFund Lending Agreement”).  It is expected that a Fund may utilize an InterFund Loan in situations where the cash position of the Fund is insufficient to meet temporary cash requirements due to situations in which shareholder redemptions exceed cash available to meet redemption requests or when a sale of securities “fails” due to circumstances beyond the Fund’s control, such as a delay in the delivery of cash to the Fund’s custodian or improper delivery instructions by the broker effecting the transaction.  No Fund may borrow beyond the limits imposed by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its investment restrictions and limitations.

A Fund may make an InterFund Loan when it has available cash reserves and when a borrowing fund requests an InterFund Loan in order to meet temporary cash requirements. An InterFund Loan will be made only if (i) the rate of the loan is more favorable to a lending Fund than the highest or best (after giving effect to factors such as the credit quality of the counterparty) current overnight repurchase agreement rate available to a lending Fund, and (ii) the rate of the loan is more favorable to a borrowing Fund than the lowest interest rate at which a short-term loan from a bank would be available to the Fund (as determined based on a formula approved by the Board and calculated by the interfund lending program team consisting of employees of the Adviser).  If a Fund has outstanding borrowings from a bank, any Interfund Loan to the Fund will: (i) be at an interest rate equal to or lower than the interest rate of any outstanding bank loan; (ii) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (iii) have a maturity no longer than any outstanding bank loan (and in any event not over seven days); and (iv) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund, will automatically (without need for action or notice by the lending Fund), constitute an immediate event of default under the Interfund Lending Agreement, which both entitles the lending Fund to call the Interfund Loan immediately and exercise all rights with respect to any collateral and causes the call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through an InterFund Loan only if the relevant borrowing Fund’s outstanding borrowings from all sources immediately after the

Interfund Loan total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through an InterFund Loan only on a secured basis.  Before any Fund that has outstanding Interfund Loans may, through additional borrowings, cause its outstanding borrowings from all sources to exceed 10% of its total assets, it must first secure each outstanding Interfund Loan to a Fund by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the Interfund Loan.  If the total outstanding borrowings of a Fund with outstanding Interfund Loans exceed 10% of its total assets for any other reason (such as a decline in net asset value or because of shareholder redemptions), the Fund will within one business day thereafter either (i) repay all its outstanding Interfund Loans to other Funds, (ii) reduce its outstanding indebtedness to other Funds to 10% or less of its total assets, or (iii) secure each outstanding Interfund Loan to other Funds by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan until the Fund’s total outstanding borrowings cease to exceed 10% of its total assets, at which time the collateral called for by this condition 5 shall no longer be required.  Until each Interfund Loan that is outstanding at any time that a Fund’s total outstanding borrowings exceed 10% of its total assets is repaid or the Fund’s total outstanding borrowings cease to exceed 10% of its total assets, the Fund will mark the value of the collateral to market each day and will pledge such additional collateral as is necessary to maintain the market value of the collateral that secures each outstanding Interfund Loan to Funds at least equal to 102% of the outstanding principal value of the Interfund Loans.

No Fund may lend to another Fund if the Interfund Loan would cause its aggregate outstanding InterFund Loans to exceed 15% of the lending Fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days.  Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition.  A Fund’s borrowings, as measured on the day when the most recent loan was made, will not exceed the greater of 125% of the Fund’s total net cash redemptions for the preceding seven calendar days or 102% of a Fund’s sales fails for the preceding seven calendar days.  Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

Amend Fundamental Investment Restriction with Respect to Lending

The 1940 Act requires registered investment companies, such as the InterFund Loan Funds, to state the extent to which they intend to make loans to other persons.  The proposed amendment would have the effect of conforming the InterFund Loan Funds’ restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change.

The current fundamental investment restriction for each InterFund Loan Fund listed in Appendix D is as follows:

No Fund may:  Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.  Each of PNC Maryland Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund may invest in debt obligations and private placements in accordance with their investment objectives and policies.

If the proposal is approved, each InterFund Loan Fund’s new fundamental investment restriction with respect to borrowing would read:

Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that each InterFund Loan Fund amend its restriction to allow the InterFund Loan Fund to lend money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief.

As discussed in Section 2.A above, an InterFund Loan Fund may utilize an InterFund Loan in situations where the cash position of the Fund is insufficient to meet temporary cash requirements due to situations in which shareholder redemptions exceed cash available to meet redemption requests or when a sale of securities “fails” due to circumstances beyond the Fund’s control, such as a delay in the delivery of cash to the Fund’s custodian or improper delivery instructions by the broker effecting the transaction.  No Fund may lend to another Fund if the Interfund Loan would cause its aggregate outstanding InterFund Loans to exceed 15% of the lending Fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days.  Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition.  A Fund’s borrowings, as measured on the day when the most recent loan was made, will not exceed the greater of 125% of the Fund’s total net cash redemptions for the preceding seven calendar days or 102% of a Fund’s sales fails for the preceding seven calendar days.  Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

Board recommendation on Proposal 2

The Trustees unanimously recommend that shareholders of the Funds vote “FOR” Proposal 2

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement.  If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser and Investment Subadvisor

PNC Capital Advisors, LLC (the “Adviser”) was formed as a result of the merger of Allegiant Asset Management Company, previously known as National City Investment Management Company (“Allegiant”), and PNC Capital Advisors, Inc.  The Adviser is an indirect wholly owned subsidiary of PNC.  The Adviser performs investment advisory services for the Trusts and certain other investment advisory customers.  The principal business address of the Adviser is One East Pratt Street, 5th floor, Baltimore, Maryland 21202.  Polaris Capital Management, LLC (the “Subadvisor”) is the subadvisor to PNC International Equity Fund.  The principal business address of the Subadvisor is 121 High Street, 2nd floor, Boston, Massachusetts 02110.

Principal Underwriter

PNC Funds Distributor, LLC (the “Distributor”) serves as the Funds’ principal underwriter.  The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Co-Administrators

BNY Mellon Investment Servicing and the Adviser serve as co-administrators of the Funds.  The co-administrators provide accounting, shareholder and administration services to the Funds.

Independent Registered Public Accounting Firm

In connection with the proposed election of the Trustees under Proposal 1, as described above above, the following information is required to be presented.  Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, PA, 19103, serves as the Independent Registered Public Accounting Firm for the Funds.  The independent registered public accounting firm provides services including (i) audits of the annual financial statements; and (ii) review of certain documents in connection with SEC filings.

Audit Fees

The aggregate fees billed for professional services rendered by PNC Funds’ independent auditors for the audit of the PNC Funds’ annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $764,251 and $713,872 for the fiscal years ended May 31, 2016 and 2015, respectively.

The aggregate fees billed for professional services rendered by PNC Advantage Funds’ independent auditors for the audit of PNC Advantage Funds’ annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $25,794 and $88,128 for the fiscal years ended May 31, 2016 and 2015, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services by PNC Funds’ independent auditors that are reasonably related to the performance of the audit of PNC Funds’ financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2016 and 2015, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by PNC Funds’ independent auditors for services relating to the performance of the audit of the financial statements of PNC Funds’ investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of PNC Funds were $0 and $0 for PNC Funds’ fiscal years ended May 31, 2016 and 2015, respectively.

The aggregate fees billed for assurance and related services by PNC Advantage Funds’ independent auditors that are reasonably related to the performance of the audit of the PNC Advantage Funds’ financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2016 and 2015, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by PNC Advantage Funds’ independent auditors for services relating to the performance of the audit of the financial statements of PNC Advantage Funds’ investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of PNC Advantage Funds were $0 and $0 for PNC Advantage Funds’ fiscal years ended May 31, 2016 and 2015, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by PNC Funds’ independent auditors for tax-related services were $26,869 and $48,505 for the fiscal years ended May 31, 2016 and 2015, respectively. The fees are associated with the review of certain (including four funds liquidated during the fiscal year ended May 31, 2015) funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of certain (including four funds liquidated during the fiscal year ended May 31, 2015) funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by PNC Funds’ independent auditors for tax-related services provided to PNC Funds’ investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of PNC Funds were $0 and $0 for PNC Funds’ fiscal years ended May 31, 2016 and 2015, respectively.

The aggregate fees billed for professional services rendered by PNC Advantage Funds’ independent auditors for tax-related services were $1,581 and $1,395 for the fiscal years ended May 31, 2016 and 2015, respectively. The fees are associated with the review of certain funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of certain funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by PNC Advantage Funds’ independent auditors for tax-related services provided to PNC Advantage Funds’ investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of PNC Advantage Funds were $0 and $0 for PNC Advantage Funds’ fiscal years ended May 31, 2016 and 2015, respectively.

All Other Fees

The aggregate fees billed for all professional services provided by PNC Funds’ independent auditors to PNC Funds other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2016 and 2015, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by PNC Funds’ independent auditors to the PNC Funds’ adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of PNC Funds were $0 and $0 for PNC Funds’ fiscal years ended May 31, 2016 and 2014, respectively.

The aggregate fees billed for all professional services provided by PNC Advantage Funds’ independent auditors to PNC Advantage Funds other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2016 and 2015, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by PNC Advantage Funds’ independent auditors to PNC Advantage Funds’ adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of PNC Advantage Funds were $0 and $0 for PNC Advantage Funds’ fiscal years ended May 31, 2016 and 2015, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee shall:

1.                                      Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)                                 The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)                                 The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.                                      Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)                                 The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549.  The SEC maintains an Internet Website at http://www.sec.gov, which contains other information about the Funds.

Voting Information

Representatives of Adviser may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trusts may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies.  Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds.  The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitations made by letter, telephone or facsimile will be paid by the Trusts.

The  SEC  has  adopted  rules  that  permit  investment  companies  and intermediaries  (e.g.,  brokers) to satisfy the delivery  requirements for proxy statements with respect to two or more shareholders  sharing the same address by delivering  a single  proxy  statement  addressed  to those  shareholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to PNC Funds at One East Pratt Street, 5th Floor, Baltimore, Maryland 21202 or by calling toll-free at 1-800-622-3863; or by writing PNC Advantage Funds at One East Pratt Street, 5th Floor, Baltimore, Maryland 21202 or by calling toll-free 1-800-364-4890.  Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their placement agent or the Funds directly.

Broadridge Financial Solutions, Inc. (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $324,000, which will be paid by the Trusts.  As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solictor’s representative has the responsibility to ask for the shareholder’s instructions on the proposals and, if requested, to explain the process and read the proposals listed on the proxy card.  Although the Solictor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  The Solicitor will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or internet, the shareholder may vote at the Meeting in person.

If you require addition information regarding the proxy or replacement proxy cards, please call the Funds by calling PNC Funds toll-free at 1-800-622-3863 or PNC Advantage Funds toll-free at 1-800-364-4890, or the Fund’s proxy solicitor, toll-free at 1-855-976-3331.

Shareholder Voting

Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.  You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting.

A quorum must be present at the Meeting for the transaction of business.  Depending on the particular proposal being considered, the holders of a majority of the outstanding shares of a Fund or the Trusts, as applicable, entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to such proposal or sub-proposal.  Absentions and broker non-votes do not represent votes cast for any proposal but will be counted for purposes of determining whether a quorum is present.  “Broker non-votes” are, with respect to a proposal, shares held by a broker or Nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and as to which the broker or Nominee does not have discretionary voting power, but for which a broker or Nominee returns the proxy card or otherwise votes without actually voting on such proposal.

Information regarding the number of issued and outstanding shares of each class of each Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of the Funds.  The persons who are known to have owned beneficially or of record 5% or more of any Fund’s outstanding shares as of the Record Date are listed in Appendix B.

Required Vote

With respect to Proposal 1, Trustees are elected by the affirmative vote of a plurality of shares voting at the Meeting, either in person or by proxy with respect to such proposal.  This means that the Nominees who receive the largest number of votes will be elected as Trustees.  In the election of Trustees, votes may be cast in favor a Nominee or withheld.  Proposal 1 will be voted on by all shareholders of the Trusts.

With respect to Proposal 2, each Fund will vote separately on a Fund-by-Fund basis.  With respect to a particular Fund, the proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund.  The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Shareholder Proposals

The Trusts do not hold regularly scheduled meetings of the shareholders of the Funds.  Any shareholder desiring to present a proposal for inclusion at the meting of shareholders next following this Meeting should submit such proposal to the Trusts at a reasonable time before solicitation is made.

To ensure the presence of a quorum at the special meeting, prompt voting is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience if you wish to vote by mail, along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

By Order of the Boards of Trustees

Jennifer E. Spratley
President
PNC Funds
PNC Advantage Funds
[August 19], 2016

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735	To authorize your proxy by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To authorize your proxy by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E12937-S49336	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
The Board unanimously recommends that shareholders vote “FOR” the election of each nominee and “FOR” the approval of the changes to each Fund’s fundamental investment restriction on lending.			All ☐	All ☐	Except ☐

1.	Election of Trustees:

	01) Dorothy A. Berry	05) Edward D. Miller, M.D.
	02) John G. Drosdick	06) Stephen M. Todd
	03) Dale C. LaPorte	07) Maryann Bruce
	04) L. White Matthews, III	08) Mark Hancock
							For	Against	Abstain

2. Approval of Amendment of Fundamental Investment Restriction on Lending							☐	☐	☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

E12938-S49336

PNC FUNDS

PNC ADVANTAGE FUNDS

SPECIAL MEETING OF SHAREHOLDERS – October 5, 2016

The undersigned hereby appoints [TBD] and [TBD], or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the fund referenced on the reverse (the “Fund”), held by the undersigned at the Joint Special Meeting of Shareholders to be held at [TBD] on Wednesday, October 5, 2016 at [TBD], located at [TBD], and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the proxy statement for the Meeting, with discretionary power to vote upon such other matters as may properly come before the Meeting. If you simply sign and return this proxy, and do not vote on the Proposals, the shares will be voted as the Board recommends. Receipt of the Notice of Joint Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOU ARE NOT VOTING BY PHONE OR INTERNET

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735	To authorize your proxy by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To authorize your proxy by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E12939-S49336	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
The Board unanimously recommends that shareholders vote “FOR” the election of each nominee.			All ☐	All ☐	Except ☐
1.	Election of Trustees:

	01) Dorothy A. Berry	05) Edward D. Miller, M.D.
	02) John G. Drosdick	06) Stephen M. Todd
	03) Dale C. LaPorte	07) Maryann Bruce
	04) L. White Matthews, III	08) Mark Hancock

THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

E12940-S49336

PNC FUNDS

SPECIAL MEETING OF SHAREHOLDERS – October 5, 2016

The undersigned hereby appoints [TBD] and [TBD], or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the fund referenced on the reverse (the “Fund”), held by the undersigned at the Joint Special Meeting of Shareholders to be held at [TBD] on Wednesday, October 5, 2016 at [TBD], located at [TBD], and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the proxy statement for the Meeting, with discretionary power to vote upon such other matters as may properly come before the Meeting. If you simply sign and return this proxy, and do not vote on the Proposal, the shares will be voted as the Board recommends. Receipt of the Notice of Joint Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Appendix A

OUTSTANDING SHARES

[To be Updated.]

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

A-1

Appendix B

RECORD OR BENEFICIAL OWNERSHIP

[To be Updated.]

As of the Record Date, the following persons or entities owned beneficially or of record 5% or more of each class of each Fund’s outstanding securities:

B-1

Appendix C

PNC FUNDS

PNC ADVANTAGE FUNDS

NOMINATING COMMITTEE CHARTER

The Nominating Committee (“Committee”) of the Board of Trustees of PNC Funds and PNC Advantage Funds (the “Funds”) shall consist of the independent Trustees of the Funds (“Independent Trustees”), all of whom are “disinterested” (or independent) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Act”)).  The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as independent members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

1.   Identifying Nominees

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Fund’s investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination.  Persons selected must also be independent in terms of both the letter and the spirit of the Act.  The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers).

The Committee shall identify candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members.  The Committee may also solicit recommendations from current and former Trustees, management or others who may be familiar with qualified candidates.  The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates

2.              Skills and Qualifications

The Committee believes there are certain minimum skills and qualifications that each Trustee nominee must possess or satisfy, and certain other skills and qualifications that at least one or more Trustees must possess or satisfy.  In considering candidates for Trustee nominee, the Committee will take into account whether a candidate has the skills experience and background that add to and compliment the range of skills, experience and background of existing Trustees.

a.                  Integrity.  Each Trustee nominee must be an individual of high personal and professional integrity and ethical character.

b.                  Accomplishments.  Each Trustee nominee shall have demonstrated significant achievement in business, finance, government, education, law, technology or other fields important to the operation of the Funds.

c.                   Business Judgment.  Each Trustee nominee must possess the ability to exercise sound business judgment on a broad range of issues.

d.                  Experience and Education.  Each Trustee nominee shall have sufficiently broad experience and professional and educational background to have a general appreciation of the major issues facing investment companies of a size and scope similar to the Funds.  Such issues include corporate governance issues, regulatory obligations and strategic business planning.

e.                   Commitment.  Each Trustee nominee shall have the willingness and ability to devote the necessary time to Board duties, including preparing for attending meetings of the Board and its Committees.

f.                    Representing Shareholders.  Each Trustee nominee must be prepared to represent the best interests of the Funds and its shareholders/members and must be committed to enhancing shareholder/member value.

g.                   Industry Knowledge.  At least some of the Trustees shall have experience and knowledge of the financial services and investment management industry sector in which the Funds operate.

h.                  Financial Literacy.  At least one (1) Trustee who is eligible to serve on the Audit Committee of the Board shall be an “audit committee financial expert” in accordance with applicable rules of the SEC.

i.                      Diversity.  The Committee shall give due consideration to the overall Board balance of diversity of perspectives, backgrounds and experiences.  In no event will the Committee discriminate on the basis of race, gender, national origin or religion in its choices.

3.  Shareholder/Member Recommendations

The Committee shall accept and review shareholder/member nominations for independent Trustees. The Committee will evaluate the nominees’ qualifications for Board membership and their independence from the Fund’s investment adviser and other principal service providers.  Specific qualifications will be based on the needs of the Board at the time of the nomination.  A shareholder/member nomination for independent Trustee may be submitted to the Funds by sending the nomination to the Funds’ Secretary.  The Secretary will submit all nominations to the Committee.  The Committee shall assess shareholder/member nominees in the same manner it reviews its own nominations.

4.   Interested Trustees

Any nominations of “interested Trustees” (as defined in Section 2(a) (19) of the Act) may be considered by the entire Board of Trustees.

5.  Amendments

Any changes to the shareholder/member nomination procedures shall be approved by the Board of Trustees, including a majority of its independent Trustees, and reported on the Fund’s next filing on Form N-CSR.

6.  Meetings

The Committee shall meet as requested by the Funds’ Chairman.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds.  The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions.  The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Amended: June 3, 2015

Appendix D

PNC Balanced Allocation Fund
PNC International Equity Fund
PNC Large Cap Core Fund
PNC Large Cap Growth Fund
PNC Large Cap Value Fund
PNC Multi-Factor Small Cap Core Fund
PNC Multi-Factor Small Cap Growth Fund
PNC Multi-Factor Small Cap Value Fund

PNC Small Cap Fund
PNC Bond Fund
PNC Government Mortgage Fund
PNC High Yield Bond Fund

PNC Intermediate Bond Fund
PNC Limited Maturity Bond Fund
PNC Total Return Advantage Fund
PNC Ultra Short Bond Fund

PNC S&P 500 Index Fund

PNC Intermediate Tax Exempt Bond Fund
PNC Maryland Tax Exempt Bond Fund
PNC Ohio Intermediate Tax Exempt Bond Fund

PNC Tax Exempt Limited Maturity Bond Fund
PNC Government Money Market Fund
PNC Treasury Money Market Fund

PNC Advantage Institutional Money Market Fund

D-1